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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





                               January 25, 2001
                               ----------------
               Date of Report (Date of earliest event reported)


                Community Trust Financial Services Corporation
                ----------------------------------------------
            (Exact name of registrant as specified in its charter)




Georgia                          0-19030                    58-1856582
-------                          -------                    ----------
(State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
of incorporation)                                           Identification No.)


342 Marietta Highway, Hiram, Georgia                            30141
------------------------------------                            -----
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code  (678) 363-3828
                                                    --------------


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
----------------------

On January 24, 2001, the board of directors of Community Trust Financial Services Corporation declared a cash dividend of four cents per share to shareholders of record as of February 7, 2001, payable on February 21, 2001.

Item 7.  Exhibits
-----------------

99.1 Form of Press Release, dated January 25, 2001. See Exhibit Index on page 3 hereof.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Community Trust Financial Services Corporation



January 25, 2001                                 /s/ Angel Byrd
----------------                               ---------------------------
Date                                           By: Angel Byrd

                                               Title: Controller
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                                 EXHIBIT INDEX




        Exhibit No.              Description                      Page No.
        -----------              -----------                      --------
        99.1                     Form of Press Release,           4
                                 Dated January 25, 2001